Exhibit 99.1

Public Service Enterprise Group

PSEG Earnings Conference Call

1st Quarter 2008

May 6, 2008

Forward-Looking Statement

Readers are cautioned that statements contained in this presentation about our and our subsidiaries’ future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved.  The results or events predicted in these statements may differ materially from actual results or events.  Factors which could cause results or events to differ from current expectations include, but are not limited to:

Adverse Changes in energy industry, policies and regulation, including market rules that may adversely affect our operating results.

Any inability of our energy transmission and distribution businesses to obtain adequate and timely rate relief and/or regulatory approvals from federal and/or state regulators.

Changes in federal and/or state environmental regulations that could increase our costs or limit operations of our generating units.

Changes in nuclear regulation and/or developments in the nuclear power industry generally, that could limit operations of our nuclear generating units.

Actions or activities at one of our nuclear units that might adversely affect our ability to continue to operate that unit or other units at the same site.

Any inability to balance our energy obligations, available supply and trading risks.

Any deterioration in our credit quality.

Any inability to realize anticipated tax benefits or retain tax credits.

Increases in the cost of or interruption in the supply of fuel and other commodities necessary to the operation of our generating units.

Delays or cost escalations in our construction and development activities.

Adverse capital market performance of our decommissioning and defined benefit plan trust funds.

Changes in technology and/or increased customer conservation.

For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer

PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes the impact of the sale of certain non-core domestic and international assets. PSEG presents
Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-
GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help
shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included
on each of the slides where the non-GAAP information appears.   These
slides are intended to be reviewed in conjunction with the oral presentation to which they relate.

PSEG
2008 Q1 Review

Ralph Izzo

Chairman, President and Chief Executive Officer

Q1 2008 EPS Summary

$ 8

$ 14

Discontinued Operations

$ 0.63

$ 0.85

EPS from Operating Earnings

$ 329

$ 448

Net Income

$ 321

$ 434

Income from Continuing Operations

--

($ 1)

Impact of Asset Sales (Bond Premiums)

$ 321

$ 435

Operating Earnings

Q1 2007

Q1 2008

               $ millions (except EPS)

PSEG – Q1 2008: Accomplishing goals

Operations

Regulatory and
Market Environment

Financial

Salem 2 refueling and steam generator
replacement underway – on time

Nuclear fleet operating in line with
expectations

FERC approved incentive rate
treatment for 500kV Susquehanna line

NJ Board of Public Utilities approved
$105 million Solar Initiative

State of NJ Draft Energy Master Plan
released

Earnings in line with expectations

Strong liquidity

PSE&G redeemed auction rate bonds

Earnings – Maintaining guidance

$0.00

$1.00

$2.00

$3.00

$4.00

2007 Operating Earnings

2008 Guidance

2009 Guidance

$2.71

$2.80 – $3.05

$3.05 – $3.35

PSEG
2008 Q1 Review

Tom O’Flynn

Executive Vice President and Chief Financial Officer
President – PSEG Energy Holdings

Q1 Operating Earnings by Subsidiary

$    321

(18)

(11)

131

$   219

2007

$   435

(5)

29

136

$   275

2008

Operating Earnings

Earnings per Share

(0.04)

(0.01)

Enterprise

$   0.63

$   0.85

Operating Earnings

(0.02)

0.06

PSEG Energy Holdings

0.26

0.26

PSE&G

$   0.43

$   0.54

PSEG Power

2007

2008

YTD March 31
$ Millions (except EPS)

$0.63

.11

.00

.08

.03

$0.85

0.00

0.25

0.50

0.75

1.00

Taxes   .04

Weather  (.02)

O&M / Other
(.02)

PSEG EPS Reconciliation – Q1 2008 versus Q1 2007

Q1 2008
operating
earnings

Q1 2007
operating
earnings

Interest
expense

Re-contracting /
Strong markets
.15

MTM   .01

Global

Effective tax rate
..06

Texas - MTM .04

Interest expense
..02

Asset sales  (.03)

Absence  of
settlement  (.01)

Resources

Tax rate  .01

Absence of
settlement  (.01)

NDT / Other (.03)

BGSS  (.01)

Interest expense
(.01)

Power

PSE&G

Holdings

Enterprise

PSEG Power
2008 Q1 Review

PSEG Power - Q1 2008 EPS Summary

$ 226

$ 2,149

$ 2,375

Operating Revenues

$ 0.11

$ 0.43

$ 0.54

EPS from Operating Earnings

$ 62

$ 213

$ 275

Net Income

$ 6

($ 6)

--

Discontinued Operations

$ 56

$ 219

$ 275

Income from Continuing Operations

$ 56

$ 219

$ 275

Operating Earnings

Variance

Q1 2007

Q1 2008

               $ millions (except EPS)

$0.43

.15

.00

(.04)

$0.54

0.00

0.20

0.40

0.60

0.80

Recontracting
and strong
markets

PSEG Power EPS Reconciliation – Q1 2008 versus Q1 2007

       Q1 2008
operating
earnings

       Q1 2007
operating
earnings

MTM  .01

BGSS  (.01)

NDT / Other (.03)

Interest expense
(.01)

PSEG Power – Generation Measures

7,456

7,264

3,142

3,660

2,312

2,778

0

5,000

10,000

15,000

2007

2008

Quarter ended March 31

Total Nuclear

Total Coal*

Total Oil &
Natural Gas

* Includes figures for Pumped Storage

PSEG Power – Generation (GWh)

12,910

13,702

PSEG Power – Q1 Operating Highlights

Salem 2 refueling and steam generator
replacement outage underway – on time

Generation output increased 6% in quarter

Nuclear   2.6% (reflecting outage)

Fossil   18.0%

O&M expense flat year-over-year

Improved pricing for energy in PJM, New
York and New England

Benefiting from roll-off of below market
contracts

Equity market performance resulted in
NDT fund loss of $0.03/share

$125 million dividend paid to PSEG

Operations

Regulatory and
Market Environment

Financial

Prices and operations yield margin improvement

$0

$20

$40

$60

Q1 2007

Q1 2008

PSEG Power Realized Gross Margin
($/MWh)

$44

$51

PSE&G
2008 Q1 Review

PSE&G – Q1 2008 EPS Summary

$ 4

$ 821

$ 825

Gross Margin*

--

$ 0.26

$ 0.26

EPS from Operating Earnings

$ 5

$ 131

$ 136

Income from Continuing Operations/
Net Income

$ 5

$ 131

$ 136

Operating Earnings

$ 132

$ 2,486

$ 2,618

Operating Revenues

Variance

Q1 2007

Q1 2008

               $ millions (except EPS)

*Gross Margin = Operating revenues less energy costs

$0.26

(.02)

.02

$0.26

0.00

0.20

0.40

PSE&G EPS Reconciliation – Q1 2008  versus Q1 2007

Q1 2008
operating
earnings

Q1 2007
operating
earnings

Weather:

Gas  (.02)

Taxes  .04

O&M  (.01)

Other   (.01)

PSE&G – Q1 Operating Highlights

Sales

Degree days 6.6% below normal

O&M expense under control despite storm

NJ Board of Public Utilities approved $105
million solar initiative

FERC approved PSE&G request for
Susquehanna to Roseland transmission line
incentive rate treatment

FERC approved 69kV transmission
investment

State of NJ issued its Draft Energy Master
Plan

Customer receivables within normal levels

Auction rate bond risk mitigated

Operations

Regulatory and
Market Environment

Financial

PSEG Energy Holdings
2008 Q1 Review

PSEG Energy Holdings – Q1 2008 EPS Summary

$ 0.08

($ 0.02)

$ 0.06

EPS from Operating Earnings (Loss)

$ 39

$ 3

$ 42

Net Income

($ 1)

--

($ 1)

Impact of Asset Sales (Bond Premiums)

--

$ 14

$ 14

Discontinued Operations

$ 40

($ 11)

$ 29

Operating Earnings (Loss)

Variance

Q1 2007

Q1 2008

               $ millions (except EPS)

($0.02)

.04

.06

.02

(.04)

$0.06

(.01)

.01

-0.05

0.00

0.05

0.10

PSEG Energy Holdings EPS Reconciliation – Q1 2008 versus
Q1 2007

Q1 2008

operating

earnings

Q1 2007

operating

earnings

Asset Sales

(.03)

Absence of

settlement

(.01)

Effective tax
rate

Interest
expense

Texas - MTM

Absence of
settlement

Tax rate

GLOBAL

RESOURCES

PSEG Energy Holdings – Q1 Operating Highlights

Texas operations in line with year ago
performance

International operations stronger
versus year-ago

Valuations remain strong for
international assets

Texas near-term spark spreads
stronger in south zone offset by weaker
west zone

Retired approximately $600M of
bonds – lower interest

Operations

Market Environment

Financial

Summary

Cash flow projection

During Q1 2008, cash from operations improved by approximately
$100 million over the same period last year.  Excluding changes in working capital, cash from operations is approximately $140
million higher than the first quarter of 2007.

PSEG expects that it could have up to $3 billion of cash available through the end of 2011 to pursue disciplined growth of its
businesses or to repurchase common stock.

Our forecast of cash available over 2008-2011 assumed some
financing costs associated with meeting potential tax claims related to Holdings’ leveraged lease investments.

Our ultimate liability could exceed our forecast and may be met sooner than anticipated.  However, management believes that the impact of any financing activity would have a manageable impact on its key credit metrics.

PSEG - Summary

The PSEG organization has
maintained its focus on safe and
reliable operations

Significant progress achieved on
PSE&G regulatory initiatives

Energy markets responding to tight
supply conditions

Strong liquidity position and balance
sheet supported PSEG during
difficult credit market conditions

LILO/SILO potential tax liability
manageable within PSEG key credit
metrics

Operations

Regulatory and
Market Environment

Financial